united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2015

Item 1. Reports to Stockholders.

Discretionary Managed Futures Strategy Fund

Annual Report
March 31, 2015

Class A (FUTEX)

18 West 140 Butterfield Road,
15th Floor
Oak Brook, IL 60181

1-888-985-9750

The Discretionary Managed Futures Fund
Shareholder Letter for Year Ended March 31, 2015

The Discretionary Managed Futures Fund (the “Fund”} was launched on September 3, 2013. The fiscal year ended March 31, 2015 represents the Fund’s first full year of operating performance. The Fund is constructed as a liquid, non-correlated alternative to conventional stock market investments.

For the first full year of operating performance, the Fund produced a net return of 4.07%. During the stub period ended March 31, 2014, the Fund returned over 1%, but that return was not representative of the Fund’s strategy as the Fund had not been adequately seeded to allow for a commodity allocation until February of 2014.

The investment holdings of the Fund are comprised of liquid, investment grade fixed income securities, combined with a portfolio of liquid commodity futures and options positions. The fixed income portfolio carries an average maturity of about three (3) years. Interest income plus the gains from securities contributed 1.80% to the total return for the year, but was more than offset by the 2.59% of capped expenses to operate the Fund. The effective yield on the fixed income and cash equivalents allocated portfolio was approximately 2.47%, of which about 2/3rds of the income came from interest while the other 1/3 rd of the fixed income was from market value gains in that portfolio. JK Milne Asset Management is the fixed income portfolio sub-advisor to the Fund.

The Advisor has agreed to limit the total expenses of the Fund (including the Advisory Fee) to 2.59% of the average assets under management in the Fund. The Fund reported additional expenses of 3.12% primarily related to incentive and management fees from the commodity trading advisors that are paid by the Meech Lake Commodity Fund, LP, (“ML”), the Fund’s underlying commodity pool. The Fund’s commodity pool investment effectively grossed 7.91% annual return to the Fund, and netted a 4.78% return after deducting the 3.12% in expenses that were exclusively associated with the ML investment.

All of the managers of the commodity portfolio include experienced commodity product specialists, primarily in the agriculture sector including grains, livestock and soft commodities like cotton and coffee, and with some exposure to the energy sector as well. The portfolio and trading manager selections have been focused toward experienced discretionary product specialists that either have allied physical commodity operations or floor trading pit experience with industry contacts that provide a source of market intelligence for the trading positions. The Advisor closely monitors the commodity pool investment and its trader allocations, and although the Advisor was central in the initial launch of that commodity pool, the ML commodity operator is independently owned and operated. The commodity pool operator of ML is now attracting additional funding from other investors apart from the Fund that may require a change in the future reporting of its operating statement from consolidated financial reporting of the Fund.

Because short term fixed income securities represent a material allocation of the portfolio, the performance of the Fund is affected by the movement in interest rates. With the Federal Reserve Bank and other central bankers having driven interest rates to historical lows, the possibility of an upward shift in interest rates now represents a major price risk to unhedged, fixed income portfolios. As a part of the Fund’s global macro portfolio management strategy directed by Dr. Robert A. Johnson, the Fund may take short positions in exchange traded fixed income futures contracts seeking to provide protection (a hedge) of the value of the fixed income portfolio. The global macro strategy is also structured to be effective in hedging the risks in commodity positions associated with movements foreign currency in exchange rates. In particular, commodity prices can be supported or pressured by movements in the price of the U.S dollar. Depending upon its assessment of the global macro conditions, the Advisor may be more willing to buy or sell a foreign currency to hedge the Fund against a perceived U.S dollar currency movement. The Advisor may also positon the Fund with spreads between or among other foreign currencies on a more opportunistic basis.

The Advisor continues to work to raise new assets for the Fund, and to date, we have discovered that institutional investors have shown significant interest in the Fund, as they have been able to understand the risk profile, composition and strategy of the Fund as a liquid hedge and alternative to stock and pure fixed income investment products. As a liquid alternative investment to traditional asset classes, we believe the Fund’s performance this year has achieved its objective of being non-correlated with stocks and has met its objective of producing a positive total return for our investors.

During the next fiscal year, we hope to expand the composition and diversification of our commodity and currency strategies and we will strive to deliver favorable, positive returns while maintaining the Fund’s risk profile to mitigate against potential loss of investor capital from unusual market events.

Sincerely,

Paul J. Devitt

Manager, Triumph Alternatives, LLC

5389-NLD-06/25/2015

Discretionary Managed Futures Strategy Fund
PORTFOLIO REVIEW
March 31, 2015 (Unaudited)

The Fund’s performance figures* for the periods ended March 31, 2015, as compared to its benchmarks:

		Inception** -
	1 Year	March 31, 2015
Discretionary Managed Futures Strategy Fund	4.07%	3.54%
Discretionary Managed Futures Strategy Fund with Load	(1.93)%	(0.28)%
Barclay BTOP50 Index (a)	19.24%	12.56%
S&P 500 Total Return Index (b)	12.73%	18.31%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses is 10.75% for Class A shares per the most recent prospectus. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2015, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest including Underlying Pools, or extraordinary expenses such as litigation) will not exceed 2.59% of average daily net assets attributable to Class A shares of the Fund prior to consolidation. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s adviser. For performance information current to the most recent month-end, please call toll-free 1-888-985-9750.

(a)	The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2014 there are 20 funds in the BTOP50.

(b)	The Standard and Poor’s (’’S&P’’) 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

**	Inception date is September 3, 2013.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Government & Agency Obligations	43.7%
Corporate Bonds	25.9%
Money Market Fund	6.3%
Options Purchased on Futures Contracts	1.1%
Other Assets in Excess of Liabilites	23.0%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2015

Principal ($)		Coupon Rate (%)	Maturity	Fair Value ($)
	CORPORATE BONDS - 25.9%
	AEROSPACE/DEFENSE - 0.7%
$40,000	Boeing Capital Corp.	4.70	10/27/2019	$45,027
20,000	General Dynamics Corp.	2.25	11/15/2022	19,643
75,000	Northrop Grumman Corp.	3.25	8/1/2023	77,323
60,000	Raytheon Co.	2.50	12/15/2022	59,835
				201,828
	APPAREL - 0.2%
60,000	NIKE, Inc.	2.25	5/1/2023	59,608

	AUTO MANUFACTURERS - 0.5%
25,000	Ford Motor Credit Co., LLC	5.88	8/2/2021	29,430
100,000	Toyota Motor Credit Corp.	2.13	7/18/2019	101,595
				131,025
	AUTO PART S& EQUIPMENT - 0.1%
40,000	Johnson Controls, Inc.	5.50	1/15/2016	41,460

	BANKS - 6.8%
295,000	Bank of America Corp.	2.60	1/15/2019	300,249
140,000	BB&T Corp.	2.25	2/1/2019	142,035
110,000	BB&T Corp.	6.85	4/30/2019	130,698
125,000	Citigroup, Inc.	4.00	8/5/2024	127,840
245,000	Fifth Third Bancorp	2.30	3/1/2019	247,953
130,000	Goldman Sachs Group, Inc.	2.38	1/22/2018	132,656
50,000	Goldman Sachs Group, Inc.	3.85	7/8/2024	52,235
30,000	HSBC Holdings PLC	5.10	4/5/2021	34,262
75,000	JPMorgan Chase & Co.	3.20	1/25/2023	76,248
120,000	KeyCorp	5.10	3/24/2021	136,291
95,000	Morgan Stanley	3.70	10/23/2024	99,045
130,000	Morgan Stanley	5.50	7/28/2021	150,809
85,000	PNC Financial Services Group, Inc	3.90	4/29/2024	89,042
165,000	Wells Fargo & Co.	3.45	2/13/2023	168,829
				1,888,192
	BEVERAGES - 0.1%
30,000	Coca-Cola Co.	3.20	11/1/2023	31,423

	BIOTECHNOLOGY - 0.4%
100,000	Amgen, Inc.	3.88	11/15/2021	107,600

	CHEMICALS - 0.7%
35,000	Praxair Inc.	3.00	9/1/2021	36,547
150,000	Rohm & Haas Co.	6.00	9/15/2017	165,954
				202,501
	COMPUTERS - 0.2%
50,000	Apple, Inc.	3.45	5/6/2024	53,067

	DIVERSIFIED FINANCIAL SERVICES - 1.6%
45,000	American Express Credit Corp.	2.25	8/15/2019	45,652
90,000	Bear Stearns Cos LLC	4.65	7/2/2018	98,022
30,000	Capital One Bank USA NA	8.80	7/15/2019	37,585
135,000	General Electric Capital Corp.	3.15	9/7/2022	139,617
100,000	Jefferies Group LLC	8.50	7/15/2019	119,601
				440,477
	ELECTRIC - 1.7%
100,000	Alabama Power Co.	3.55	12/1/2023	107,002
40,000	Arizona Public Service Co.	8.75	3/1/2019	50,393
50,000	Dominion Resources, Inc.	2.50	12/1/2019	50,813
25,000	NiSource Finance Corp.	6.40	3/15/2018	28,416
100,000	NV Energy, Inc.	6.25	11/15/2020	118,683
105,000	PPL Capital Funding, Inc.	3.50	12/1/2022	109,446
				464,753

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Principal ($)		Coupon Rate (%)	Maturity	Fair Value ($)

	FOOD - 1.3%
$20,000	ConAgra Foods, Inc.	7.00	4/15/2019	$23,382
65,000	General Mills, Inc.	3.65	2/15/2024	68,239
150,000	Kellogg Co.	4.15	11/15/2019	162,613
100,000	Kroger Co.	3.85	8/1/2023	106,574
				360,808
	GAS - 0.1%
35,000	Sempra Energy	6.50	6/1/2016	37,236

	HOUSEHOLD PRODUCTS/WARES - 0.1%
30,000	Clorox Co.	3.05	9/15/2022	30,137

	INSURANCE - 0.9%
45,000	Aflac, Inc.	8.50	5/15/2019	56,821
160,000	MetLife, Inc.	6.82	8/15/2018	186,475
				243,296
	INTERNET - 0.3%
50,000	Amazon.com. Inc.	2.50	11/29/2022	49,145
35,000	eBay, Inc.	2.60	7/15/2022	33,450
				82,595
	MACHINERY-CONSTRUCTION & MINING - 0.2%
60,000	Caterpillar Inc.	2.00	3/5/2020	60,191

	MACHINERY-DIVERSIFIED - 0.3%
70,000	John Deere Capital Corp.	1.55	12/15/2017	70,745

	MEDIA - 1.8%
145,000	CBS Corp.	3.38	3/1/2022	147,519
100,000	Comcast Corp.	3.38	2/15/2025	104,577
100,000	DIRECTV Holdings LLC	5.88	10/1/2019	115,193
100,000	Time Warner Entertainment Co. LP	8.38	3/15/2023	134,374
				501,663
	MINING - 0.3%
35,000	BHP Billiton Finance USA Ltd.	2.88	2/24/2022	35,538
40,000	Rio Tinto Finance USA PLC	2.25	12/14/2018	40,662
				76,200
	MISCELLANEOUS MANUFACTURING - 0.6%
75,000	3M Co.	1.38	9/29/2016	75,959
85,000	3M Co.	1.63	6/15/2019	85,099
				161,058
	OIL & GAS - 0.8%
70,000	Apache Corp.	3.25	4/15/2022	71,135
35,000	BP Capital Markets PLC	3.56	11/1/2021	36,823
45,000	Marathon Petroleum Corp.	3.63	9/15/2024	45,513
50,000	Valero Energy Corp.	9.38	3/15/2019	62,629
				216,100
	PHARMACEUTICALS - 1.0%
160,000	Express Scripts Holding Co.	2.25	6/15/2019	160,720
55,000	Medco Health Solutions, Inc.	7.13	3/15/2018	63,313
40,000	Merck Sharp & Dohme Corp.	5.00	6/30/2019	45,344
				269,377
	PIPELINES - 0.3%
40,000	Energy Transfer Partners LP	5.20	2/1/2022	43,582
30,000	Enterprise Products Operating, LLC.	3.90	2/15/2024	31,387
				74,969
	REITS - 0.6%
150,000	Boston Properties LP	3.85	2/1/2023	158,480
15,000	Simon Property Group LP	2.20	2/1/2019	15,230
				173,710

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Principal ($)		Coupon Rate (%)	Maturity	Fair Value ($)
	RETAIL - 2.0%
$95,000	Home Depot, Inc.	5.40	3/1/2016	$99,175
100,000	Lowe’s Cos, Inc.	3.80	11/15/2021	109,350
25,000	Macy’s Retail Holdings, Inc.	2.88	2/15/2023	24,853
95,000	McDonald’s Corp.	3.25	6/10/2024	98,560
80,000	McDonald’s Corp.	3.50	7/15/2020	85,954
85,000	Staples, Inc.	4.38	1/12/2023	84,584
40,000	Walgreen Co.	3.10	9/15/2022	40,320
				542,796
	TELECOMMUNICATIONS - 2.0%
275,000	AT&T, Inc.	2.6250	12/1/2022	267,820
110,000	British Telecommunications PLC	2.3500	2/14/2019	111,807
100,000	Cisco Systems, Inc.	5.5000	2/22/2016	104,385
35,000	Motorola Solutions, Inc.	3.7500	5/15/2022	35,824
40,000	Verizon Communications, Inc.	4.1500	3/15/2024	42,969
				562,805
	TRANSPORTATION - 0.3%
65,000	FedEx Corp.	2.63	8/1/2022	65,282
20,000	Union Pacific Corp.	3.75	3/15/2024	21,846
				87,128

	TOTAL COPORATE BONDS (Cost $7,005,964)			7,172,748

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 43.7%
	SOVEREIGN - 43.7%
6,180,000	United States Treasury Note/Bond	0.50	3/31/2017	6,172,275
750,000	United States Treasury Note/Bond	1.25	10/31/2015	754,629
725,000	United States Treasury Note/Bond	1.50	12/31/2018	734,629
500,000	United States Treasury Note/Bond	2.00	9/30/2020	513,594
40,000	United States Treasury Note/Bond	2.00	2/15/2025	40,253
2,115,000	United States Treasury Note/Bond	2.25	11/15/2024	2,174,319
800,000	United States Treasury Note/Bond	4.00	8/15/2018	880,250
800,000	United States Treasury Note/Bond	4.50	2/15/2016	829,500
				12,099,449

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $12,012,361)			12,099,449

Contracts		Strike Price	Expiration Date	Fair Value ($)

	PURCHASED OPTIONS ON FUTURES CONTRACTS * - 1.1%
	PURCHASED PUT OPTIONS ON FUTURES CONTRACTS - 0.6%
15	CBT Corn +	$3.850	May-15	$10,688
17	CBT Soybeans Volatility Spread +	9.400	Apr-15	319
24	CBT Corn Volatility Spread +	3.800	Apr-15	7,050
60	CBT Soybeans +	9.200	Jul-15	39,375
3	CBT Soybeans Cal Spread +	0.000	Jul-15	319
13	CME CSC +	1.500	Mar-15	13
23	CME CSC +	1.500	Apr-15	23
10	CME CSC +	1.550	Apr-15	200
8	CME CSC +	1.550	May-15	1,120
3	CME CSC +	1.500	Jun-15	1,080
9	CME NWMilk +	16.500	Mar-15	18,000
15	CME Hogs +	54.000	Oct-15	4,050
15	CME Hogs +	64.000	Oct-15	16,500
12	CME Feeder Cattle +	200.000	May-15	4,950
4	CME Feeder Cattle +	212.000	May-15	6,000
30	Coffee +	125.000	Jul-15	47,925
6	Coffee +	110.000	Sep-15	4,365
10	Cotton +	55.000	May-15	50
10	Cotton +	58.000	Jul-15	2,350
5	Cotton +	60.000	Jul-15	2,175
5	Cotton +	35.000	Jul-15	500
				167,051

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Contracts		Strike Price	Expiration Date	Fair Value ($)

	PURCHASED CALL OPTIONS ON FUTURES CONTRACTS - 0.5%
15	CBT Corn +	$3.850	May-15	$4,125
15	CBT Soybean Volatility +	10.200	Apr-15	281
24	CBT Corn Volatility +	4.100	Apr-15	150
50	CBT Soybean +	11.000	Jul-15	12,813
10	CME CSC +	1.650	Mar-15	10
10	CME CSC +	1.675	Mar-15	10
7	CME CSC +	1.650	Mar-15	7
10	CME CSC +	1.675	Mar-15	10
9	CME Milk +	18.500	Mar-15	90
20	CME Milk +	16.250	Mar-15	400
15	CME Lean Hogs +	66.000	Apr-15	1,500
15	CME Lean Hogs +	68.000	Apr-15	450
15	CME Lean Hogs +	82.000	Jun-15	7,950
15	CME Lean Hogs +	90.000	Jul-15	4,500
15	CME Cattle +	154.000	Apr-15	43,950
10	Sugar +	15.000	Mar-16	8,064
45	Coffee +	160.000	Jul-15	48,600
1	Coffee +	175.000	Jul-15	529
1	Coffee +	150.000	Sep-15	3,450
2	Coffee +	175.000	Sep-15	3,233
5	Cotton +	62.000	May-15	3,875
15	Cotton +	70.000	Jul-15	3,975
				147,971

	PURCHASED OPTIONS ON FUTURES CONTRACTS (Premiums Paid $452,292)			315,022

Shares
	SHORT-TERM INVESTMENT - 6.3%
	MONEY MARKET FUND - 6.3%
1,728,131	Dreyfus Cash Management Fund - Institutional Class, 0.03% (a) (Cost $1,728,131)			1,728,131

	TOTAL INVESTMENTS (Cost $21,198,748) (b) - 77.0%			$21,315,350
	OTHER ASSETS IN EXCESS OF LIABILITIES (c)- 23.0%			6,368,123
	NET ASSETS - 100.0%			$27,683,473

Contracts		Strike Price	Expiration Date	Fair Value ($)

	WRITTEN OPTIONS ON FUTURES CONTRACTS * - (2.9)%
	WRITTEN PUT OPTIONS ON FUTURES CONTRACTS - (1.7)%
15	CBT CORN +	3.700	JUL-15	(8,531)
30	CBT PY1 +	3.850	APR-15	(14,625)
15	CBT SOYBNS +	9.900	MAY-15	(20,531)
8	CBT WZ1 +	5.200	APR-15	(4,600)
20	CME CSC +	1.400	APR-15	(20)
4	CME FEEDER +	202.000	MAY-15	(2,050)
15	CME LNHOGS +	56.000	OCT-15	(5,550)
9	CME NWMILK +	15.500	MAR-15	(90)
15	COFFEE ‘C’ +	170.000	DEC-15	(200,756)
15	COFFEE ‘C’ +	145.000	DEC-15	(98,269)
2	COFFEE ‘C’ +	147.500	JUL-15	(12,555)
1	COFFEE ‘C’ +	155.000	MAY-15	(8,348)
2	COFFEE ‘C’ +	120.000	SEP-15	(3,225)
2	COFFEE ‘C’ +	120.000	SEP-15	(3,225)
1	COFFEE ‘C’ +	120.000	SEP-15	(1,613)
1	COFFEE ‘C’ +	120.000	SEP-15	(1,613)
30	COTTON +	66.000	SEP-15	(56,700)
5	COTTON +	66.000	SEP-15	(9,450)
5	COTTON +	63.000	MAY-15	(2,100)
5	COTTON +	61.000	MAY-15	(550)
5	COTTON +	57.000	MAY-15	(50)
5	NYME RBOB +	170.000	MAY-15	(9,954)
5	NYME RBOB +	162.000	MAY-15	(5,229)
5	SUGAR #11 +	14.000	MAR-16	(6,664)
				(476,297)

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

Contracts		Strike Price	Expiration Date	Fair Value ($)

	WRITTEN CALL OPTIONS ON FUTURES CONTRACTS - (1.2)%
30	CBT PY1 +	$3.850	APR-15	$(1,500)
3	CBT SC5 +	1.000	JUL-15	(56)
50	CBT SOYBNS +	10.800	JUL-15	(18,125)
15	CBT SOYBNS +	9.900	MAY-15	(7,969)
15	CBT SOYBNS +	10.000	MAY-15	(5,719)
8	CBT WZ1 +	5.200	APR-15	(1,300)
20	CME CSC +	1.500	MAR-15	(29,200)
5	CME CSC +	1.600	MAY-15	(6,400)
10	CME CSC +	1.575	APR-15	(5,800)
10	CME CSC +	1.550	MAR-15	(4,600)
3	CME CSC +	1.700	JUN-15	(3,240)
3	CME CSC +	1.700	MAY-15	(1,260)
10	CME CSC +	1.625	APR-15	(1,000)
10	CME CSC +	1.575	MAR-15	(10)
3	CME CSC +	1.700	APR-15	(3)
4	CME FEEDER +	210.000	MAY-15	(18,650)
15	CME LNHOGS +	84.000	OCT-15	(5,400)
15	CME LNHOGS +	88.000	JUN-15	(3,150)
15	CME LNHOGS +	100.000	JUL-15	(1,800)
9	CME NWMILK +	17.500	MAR-15	(90)
15	COFFEE ‘C’ +	145.000	DEC-15	(87,581)
15	COFFEE ‘C’ +	170.000	DEC-15	(49,444)
1	COFFEE ‘C’ +	170.000	SEP-15	(1,868)
30	COTTON +	66.000	SEP-15	(31,800)
5	COTTON +	60.000	MAY-15	(8,000)
5	COTTON +	66.000	SEP-15	(5,300)
5	COTTON +	64.000	JUL-15	(5,000)
5	COTTON +	64.000	JUL-15	(5,000)
5	COTTON +	66.000	JUL-15	(3,225)
5	COTTON +	63.000	MAY-15	(2,350)
5	COTTON +	63.000	MAY-15	(2,350)
5	COTTON +	68.000	JUL-15	(2,050)
5	SUGAR #11 +	14.000	MAR-16	(6,160)
				(325,399)

	WRITTEN OPTIONS ON FUTURES CONTRACTS (Premiums Received $591,085)			(801,696)

				Unrealized
				Appreciation
Contracts		Notional Amount	Expiration Date	(Depreciation) ($)

	LONG FUTURES CONTRACTS - (5.3)%
85	CBT Corn +	1,703,187.50	Dec-15	(17,500)
52	CBT Soybeans +	2,530,450.00	May-15	(59,400)
70	CBT Soybeans +	3,406,375.00	May-15	(56,250)
50	CBT Wheat +	1,279,375.00	May-15	(6,563)
30	CBT Soybean Meal +	95,610.00	Dec-15	(15,000)
54	CBT Soybean Oil +	984,636.00	May-15	(58,644)
4	CME DR WH +	20,977.00	Mar-15	4,708
26	CME NWMilk +	80,600.00	Mar-15	(1,720)
15	CME Lean Hog +	454,800.00	Jun-15	(11,250)
15	CME Cattle +	967,950.00	Apr-15	89,250
80	CSC Cocoa +	2,159,200.00	Jul-15	(213,007)
119	CSC Sugar +	1,590,030.00	May-15	(104,796)
1	CSC Sugar +	14,201.60	Oct-15	(1,008)
77	CSC Coffee +	3,929,887.50	Jul-15	(96,766)
78	CSC Coffee +	4,185,675.00	Dec-15	(182,246)
181	CSC Coffee +	9,964,050.00	Mar-16	(290,381)
272	CSC Coffee +	15,269,400.00	Jul-16	(393,844)
1	CSC Coffee +	56,662.50	Dec-16	(4,146)
30	ICE HH Natural GasSwing +	195,000.00	Apr-15	(623)
52	ICE HH Natural Gas PGE +	37,750.00	Apr-15	(4,975)
30	ICE HH Natural Gas HEN +	187.50	Apr-15	538
30	ICE HH Natural Gas HIS +	622.50	Apr-15	309
84	NYCE Cotton +	26,653,200.00	Jul-15	(7,820)
4	NYCE Cotton +	1,286,800.00	Dec-15	(750)
40	RBOB +	29,539,440.00	Jun-15	(35,952)
30	CBT Corn +	564,375.00	May-15	(21,000)
50	CBT Corn +	960,625.00	Jul-15	(31,988)
30	CBT Soybeans +	1,432,875.00	Nov-15	(47,438)
5	CBT Soybeans +	238,812.50	Nov-15	313
5	CME Cattle +	304,650.00	Jun-15	(2,400)
20	NYCE Cotton +	634,600.00	May-15	(11,578)
				(1,581,927)

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2015

				Unrealized
				Appreciation
Contracts		Notional Amount	Expiration Date	(Depreciation) ($)
	SHORT FUTURES CONTRACTS - (5.1)%
75	CBT Corn +	1,410,937.50	May-15	51,363
15	CBT Corn +	282,187.50	May-15	9,000
98	CBT Corn +	1,882,825.00	Jul-15	8,575
97	CBT Soybeans +	4,742,087.50	Jul-15	52,063
80	CBT Soybeans +	3,821,000.00	Nov-15	110,600
50	CBT Wheat +	1,285,000.00	Jul-15	13,563
33	CBT Soybean Meal +	107,844.00	May-15	10,090
30	CBT Soybean Meal +	95,610.00	Mar-15	20,700
15	CBT Soybean Oil +	275,580.00	Jul-15	14,850
75	CBT Soybean Oil +	1,381,500.00	Aug-15	(8,100)
20	CME CSC +	64,000.00	Jan-15	(10,700)
16	CME NWMilk +	50,080.00	Apr-15	(5,960)
15	CME Lean Hog +	412,200.00	Oct-15	(2,700)
104	CME Lean Hog +	2,749,760.00	Dec-15	(26,240)
15	CME Cattle +	913,950.00	Jun-15	(76,950)
80	CSC Cocoa +	2,159,200.00	May-15	225,262
120	CME Sugar +	1,620,864.00	Jul-15	108,491
111	CSC Coffee +	5,531,962.50	May-15	169,178
40	CSC Coffee +	2,087,250.00	Sep-15	79,540
465	CSC Coffee +	25,947,000.00	Jul-15	618,525
58	ICE HH Natural Gas SCL +	39,131.25	Apr-15	8,725
86	ICE HH Natural Gas +	567,600.00	May-15	535
141	ICE HH Natural Gas +	969,727.50	Jul-15	28,788
4	ICE HH Natural Gas +	29,010.00	Aug-15	430
19	ICE HH Natural Gas +	151,430.00	Jan-16	(2,328)
19	ICE HH Natural Gas +	150,765.00	Feb-16	(1,663)
19	ICE HH Natural Gas +	148,627.50	Mar-16	475
19	ICE HH Natural Gas +	142,262.50	Apr-16	6,840
19	ICE HH Natural Gas +	142,500.00	May-16	6,603
19	ICE HH Natural Gas +	144,067.50	Jun-16	5,035
19	ICE HH Natural Gas +	145,872.50	Jul-16	3,230
19	ICE HH Natural Gas +	146,252.50	Aug-16	2,850
19	ICE HH Natural Gas +	145,777.50	Sep-16	3,325
19	ICE HH Natural Gas +	147,107.50	Oct-16	1,995
19	ICE HH Natural Gas +	150,670.00	Nov-16	(1,568)
19	ICE HH Natural Gas +	159,220.00	Dec-16	(10,118)
85	NYCE Cotton +	2,697,050.00	May-15	15,140
3	NYCE Cotton +	95,970.00	Oct-15	(3,270)
59	NYMEX Natural Gas +	1,557,600.00	May-15	98,970
2	NYMEX Natural Gas +	55,020.00	Jul-15	380
40	RBOB +	25,633,440.00	Jul-15	2,814
4	NYME Platinum +	228,680.00	Jul-15	(860)
5	CBT Soybeans +	243,312.50	May-15	2,375
13	CSC Sugar +	173,700.80	May-15	25,828
				1,555,683

	TOTAL NET UNREALIZED DEPRECIATION FROM OPEN FUTURES CONTRACTS			(26,244)

	SHORT FORWARD CONTRACTS - (0.3)%
2	LME Nickel +	14,236.92	Apr-15	14,237
3	LME Nickel +	50,577.84	Apr-15	50,578
				64,815
	LONG FORWARD CONTRACTS - (5.1)%
3	LME Nickel +	50,577.84	Apr-15	(50,578)
2	LME Nickel +	36,722.88	May-15	(36,723)
1	LME Nickel +	10,032.00	May-15	(10,032)
3	LME Nickel +	37,555.38	Apr-15	(37,556)
				(134,889)

	TOTAL NET UNREALIZED DEPRECIATION FROM OPEN FORWARD CONTRACTS			(70,074)

*	Non-income producing investment.

+	This investment is a holding of Meech Lake Commodity Fund LP which commenced operations on September 3, 2013 and is a majority owned subsidiary of Discretionary Managed Futures Strategy Fund.

LP - Limited Partnership.

(a)	Money market fund; interest rate reflects the seven-day effective yield on March 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,609,588 including options, and differs by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$256,011
Unrealized depreciation:	(351,945)
Net unrealized depreciation:	$(95,934)

(c)	Includes the net unrealized gain on options and futures which are presented separately in the consolidated portfolio of investments.

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015

ASSETS
Investment securities:
At cost	$21,198,748
At fair value	$21,315,350
Cash	400,951
Cash held at Broker	6,874,830
Receivable for securities sold	6,203,279
Interest receivable	90,551
Due from Broker	120,526
Prepaid expenses and other assets	88,374
TOTAL ASSETS	35,093,861

LIABILITIES
Options written, at fair value (premiums received $591,085)	801,696
Payable for investments purchased	6,214,787
Incentive fees payable	86,414
Management fees payable	41,290
Investment advisory fees payable	31,354
Distribution (12b-1) fees payable	5,864
Net unrealized depreciation from future contracts	26,244
Net unrealized depreciation from forward contracts	70,074
Payable for Fund shares repurchased	8,172
Accrued expenses and other liabilities	124,493
TOTAL LIABILITIES	7,410,388
NET ASSETS	$27,683,473

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$25,708,161
Accumulated net investment loss	(1,392,588)
Accumulated net realized gain from security transactions, written options and futures contracts	2,589,714
Net unrealized depreciation on investments	(190,327)
Net assets - controlling interest	26,714,960
Non-controlling interest	968,513
NET ASSETS	$27,683,473

Shares of beneficial interest outstanding	2,545,482
Net asset - controlling interest value (Net Assets - controlling interest ÷ Shares Outstanding) and redemption price per share (a)	$10.50
Maximum offering price per share
(net asset - controlling interest value plus maximum sales charge of 5.75%) (a)	$11.14

(a)	Redemptions of shares held less than 90 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2015

INVESTMENT INCOME
Interest	$289,916
TOTAL INVESTMENT INCOME	289,916

EXPENSES
Investment advisory fees	412,223
Distribution (12b-1) fees	58,889
Incentive fees +	377,469
Management fees +	362,194
Professional fees	47,533
Administrative services fees	46,755
Accounting services fees	25,640
Transfer agent fees	24,326
Compliance officer fees	21,801
Trustees fees and expenses	9,830
Printing and postage expenses	9,011
Custodian fees	8,530
Registration fees	3,650
Insurance expense	130
Other expenses +	20,577
TOTAL EXPENSES	1,428,558

Less: Fees waived and expenses reimbursed by the Advisor	(57,709)

NET EXPENSES	1,370,849
NET INVESTMENT LOSS	(1,080,933)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Security transactions	80,170
Future contracts	1,957,367
Options on futures contracts	296,066
Total realized gain	2,333,603
Net change in unrealized appreciation (depreciation) on:
Security transactions	231,889
Options on futures contracts	(388,238)
Future contracts	(35,272)
Forward contracts	(70,074)
Total change in unrealized depreciation	(261,695)

NET GAIN FROM INVESTMENTS	2,071,908

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$990,975
Less: Net gain attributable to non-controlling interest	(15,752)
NET INCREASE IN NET ASSETS FROM OPERATIONS ATTRIBUTABLE TO DISCRETIONARY MANAGED FUTURES STRATEGY FUND	$975,223

+	This is an expense of the Meech Lake Commodity Fund LP.

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended	For the Period(a)
	March 31, 2015	Ended March 31, 2014
FROM OPERATIONS
Net investment loss	$(1,080,933)	$(131,250)
Net realized gain from security transactions, options, and futures contracts	2,333,603	256,869
Net change in unrealized appreciation (depreciation) on security transactions, options, forward contracts, and future contracts	(261,695)	71,368
Less: Net gain attributable to non-controlling interest	(15,752)	—
Net increase in net assets resulting from operations	975,223	196,987

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(758)	—
From net investment income:	(180,405)
Net decrease in net assets from distributions to shareholders	(181,163)	—

CAPITAL TRANSACTIONS - CONTROLLING INTEREST
Proceeds from shares sold	15,416,532	10,179,429
Net asset value of shares issued in reinvestment of distributions:	171,678	—
Payments for shares redeemed	(59,453)	(25)
Net increase in net assets from Capital Transactions - Controlling Interest	15,528,757	10,179,404

TOTAL INCREASE IN NET ASSETS - CONTROLLING INTEREST	16,322,817	10,376,391

CAPITAL TRANSACTIONS - NON-CONTROLLING INTEREST
Proceeds from contributions	984,265	—
Net increase in net assets from Capital Transactions - Non-Controlling Interest	984,265	—

TOTAL INCREASE IN NET ASSETS - NON-CONTROLLING INTEREST	984,265	—

NET ASSETS
Beginning of Period	10,376,391	—
End of Period *	$27,683,473	$10,376,391
* Includes accumulated net investment loss of:	$(1,392,588)	$(803,224)

(a) Commenced operations September 3, 2013.

SHARE ACTIVITY
Class A:
Shares Sold	1,510,663	1,023,887
Shares Reinvested	16,587	—
Shares Redeemed	(5,652)	(3)
Net increase in shares of beneficial interest outstanding	1,521,598	1,023,884

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A

	Year Ended		Period* Ended
	March 31, 2015		March 31, 2014
Net asset value, beginning of period	$10.13		$10.00
Activity from investment operations:
Net investment loss (1)	(0.48)		(0.12)
Net unrealized and realized gain on investments	0.92		0.25
Total from investment operations	0.44		0.13
Less distributions from:
Net investment income	(0.07)		—
Net realized gains	(0.00	) (6)	—
Total distributions	(0.07)		—
Net asset value, end of period	$10.50		$10.13
Total return (2)	4.07%		1.30	% (5)
Net assets, at end of period (000s)	$27,683		$10,376

Ratios Including the expenses of DMFS Fund Limited (DMFSF):
Ratio of gross expenses to average net assets (3)	6.04%		10.73	% (4)
Ratio of net expenses to average net assets (7)	5.79%		6.30	% (4)
Ratio of net investment loss to average net assets	(4.57)%		(5.15	)% (4)
Portfolio Turnover Rate	111%		48	% (5)

*	Commencement of Operations was September 3, 2013.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Amount represents less than $0.01 per share.

(7)	Net expense ratio includes the consolidated expenses of DMFSF. If the consolidated expenses were not included the net expense ratio would have been 2.59%.

See accompanying notes to consolidated financial statements.

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2015

1.	ORGANIZATION

The Discretionary Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers one class of shares. The Fund seeks positive absolute returns. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

The Meech Lake Commodity Fund, LP (the “Partnership”), is a Delaware limited partnership. The Partnership was formed on February 28, 2013, and commenced operations on September 1, 2013. The Partnership engages in speculative trading of commodity futures contracts, options on commodities or commodity futures contracts, and may trade forward contracts.

Class A shares are offered at net asset value plus a maximum sales charge of 5.75% and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares of the Fund.

The consolidated financial statements include Discretionary Managed Futures Strategy Fund and its wholly owned subsidiary DMFSF Fund Limited (“DMFSF”) and the Partnership. DMFSF commenced operations on September 3, 2013 and is incorporated in the Cayman Islands as an exempted company with limited liability.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Futures Contracts - The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended March 31, 2015, the Fund had realized gains of $1,957,367 from futures contracts.

Options Transactions - The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Fund may write call options only if it (i) owns an offsetting position in

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended March 31, 2015, the Fund had realized gains of $296,066 from options contracts.

Forward Contracts - The Fund may use forward contracts to achieve substantially similar strategies as those executed using futures contracts. A forward contract is an obligation to purchase or sell an asset at a future date at a price agreed upon by the parties. The Fund may either accept or make delivery of the asset at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may engage in forward contracts for hedging or investment purposes. Forward contracts are not traded on regulated exchanges and incur the risk of default by the counter party to the transaction.  The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Fund records a realized gain.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward contracts in the Statement of Operations.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$7,172,748	$—	$7,172,748
U.S. Government & Agency Obligations	—	12,099,449	—	12,099,449
Purchased Options on Futures Contracts **	315,022	—	—	315,022
Short-Term Investment	1,728,131	—	—	1,728,131
Total	$2,043,153	$19,272,197	$—	$21,315,350
Liabilites *	Level 1	Level 2	Level 3	Total
Open Futures Contracts**	26,244	—	—	26,244
Written Options on Futures Contracts	—	801,696	—	801,696
Open Forward Contracts	—	70,074		70,074
Total	$26,244	$801,696	$—	$898,014

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

*	See Consolidated Portfolio of Investments for industry classifications.

**	Includes cumulative net unrealized depreciation on futures contracts open at March 31, 2015.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include DMFSF, a wholly-owned and controlled foreign subsidiary and the Partnership, a Delaware limited partnership.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the net assets of DMFSF is as follows:

		% of Fund’s Net
Inception Date of	DMFSF Net Assets at	Assets at
DMFSF:	March 31, 2015	March 31, 2015
4/29/2013	$5,694,184	20.57%

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

The Fund currently invests a portion of its assets in the Partnership through DMFSF. DMFSF maintained a controlling interest in the Partnership during the year ended March 31, 2015 and consolidated the operations of the Partnership for the year ended March 31, 2015. The non-controlling interest is the portion of equity ownership in the Partnership not attributable to DMFSF or the Fund. The Fund may redeem its investment from the Partnership at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. As of March 31, 2015 the percentage of the Fund’s net assets invested in the Partnership was 20.57%. The performance of the Fund may be directly affected by the performance of the Partnership.

For tax purposes, DMFSF is an exempted Cayman investment company. DMFSF has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, DMFSF is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, DMFSF’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2014) or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of March 31, 2015.

	Liability Derivatives		Asset Derivatives
Contract Type/Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Commodity and Index Risk	Net unrealized depreciation from open futures contracts	$26,244	Investment Securities: At fair value	$315,022

	Options Written, at fair value	801,696

Commodity Risk	Net unrealized depreciation from open forward contracts	70,074

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended March 31, 2015:

		Location of Gain
		(Loss) on	Realized and
Derivative		Derivatives	Unrealized Gain (Loss)
Investment	Primary Risk	recognized in	on Derivatives
Type	Exposure	income	recognized in income
Forward contracts	Commodity And Index Risk	Net change in unrealized depreciation on forward transactions	$(70,074)
Futures contracts	Commodity And Index Risk	Net realized gain from futures contracts	$296,066
Futures contracts	Commodity And Index Risk	Net change in unrealized depreciation on options on futures transactions	$(35,272)
Option contracts	Commodity And Index Risk	Net realized gain from futures transactions	$1,957,367
Option contracts	Commodity And Index Risk	Net change in unrealized depreciation on option transactions	$(388,238)

Total			$1,759,849

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets –

The following table presents the Fund’s asset or liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2015.

Gross Amounts Not Offset in the Statement
Assets:				of Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Consolidated	Consolidated
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Options Purchased on Futures Contracts	315,022	—	315,022	—	315,022	—
Total	$315,022	$—	$315,022	$—	$315,022	$—

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

				Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Consolidated	Consolidated
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Futures Contracts	$26,244	$—	$26,244	$—	$26,244	$—
Forward Contracts	70,074	—	70,074	—	70,074	—
Options Written on Futures Contracts (2)	801,696	—	801,696	—	801,696	—
Total	$898,014	$—	$898,014	$—	$898,014	$—

(1)	Collateral pledged in table above is capped by the recorded investment balances related to the options written, options purchased, and futures contracts based on the information that was available to the Fund as of March 31, 2015. Total collateral held by the broker as of March 31, 2015 in the form of cash was $6,874,830 as presented gross as cash held at broker on the consolidated statement of assets and liabilities.

(2)	Written options at fair value as presented in the Portfolio of Investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $5,612,313 and $2,741,598 respectively.

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

4.	OPTIONS WRITTEN

During the period ended March 31, 2015 the Fund’s realized gain on option contracts subject to equity price risk amounted to $296,066, which serves as an indicator of the volume of derivative activity for the Fund during the period.

A summary of option contracts written by the Fund during the year ended March 31, 2015, were as follows:

	Number of Options*	Option Premiums
Options outstanding at beginning of year	144	$139,379
Options written	11,550	8,440,818
Options exercised	(292)	(284,796)
Options closed	(10,359)	(7,235,829)
Options expired	(464)	(468,487)
Options outstanding at end of year	579	$591,085

*	One option contract is equivalent to one hundred shares of common stock.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Triumph Alternatives, LLC, serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, taxes, interest, brokerage fees and commissions, expenses of other investment companies in which the Fund may invest, borrowing costs (such as interest and dividend expense on securities sold short) or extraordinary expenses such as litigation) do not exceed 2.59% per annum of the Fund’s average daily net asset, prior to consolidated. For the year ended March 31, 2015, the Advisor waived fees and reimbursed expenses in the amount of $57,709. The Advisor may recapture $93,680 of waived fees no later than March 31, 2017 and $57,709 of waived fees no later than March 31, 2018.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 2.59% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.59% of average daily net assets. If Fund Operating Expenses subsequently exceed 2.59%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

The Trust, on behalf of the Fund, has adopted the Trusts’ Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended March 31, 2015, the Distributor received $123 in underwriting commissions for sales of Class A shares.

In addition, certain affiliates of Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (‘GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

The General Partner conducts and manages all aspects of the business of the Partnership. The General Partner also acts as the Partnership’s trading manager and is responsible for selection of all commodity trading advisors (“CTAs”). The Partnership pays the General Partner a monthly management fee equal to one-twelfth of one percent (0.0833%) of the Partnership’s nominal assets, as defined in the Confidential Offering Memorandum, as of the first business day of each month (1% per annum) in arrears. The Net Asset Values, as defined in the Confidential Offering Memorandum, will be leveraged by 3 times, although the actual leverage applied may fluctuate between 1 and 3.5 times. However, the General Partner’s management fee will be capped at 3% (per annum) of the actual Net Asset Value of the Partnership if the leverage were to exceed 3 times. The General Partner’s management fee is based upon the sum of the nominal assets allocated to all of the CTAs in portfolio. In the case of any individual CTA management fee, its management advisory fee will be determined by the nominal assets separately allocated to it by the General Partner. The General Partner may, in its discretion, waive part or the entire management fee for any investor in the Partnership. The CTAs are paid a management fee not to exceed 1.5% of nominal asset values, as defined in the Confidential Offering Memorandum.

Discretionary Managed Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2015

In addition to the management fees for the General Partner and CTAs, the General Partner and the CTAs also receive at the end of each calendar quarter an incentive allocation and incentive fee, respectively, as described below. The General Partner receives an incentive allocation calculated as 4% of each limited partner’s “New Trading Profit” as defined in the Confidential Offering Memorandum at the end of each calendar quarter. The General Partner may, in its discretion, waive part or the entire incentive allocation assessed, for any investor in the Partnership. The CTAs earn quarterly incentive fees ranging from 15%-23% of net “New Trading Profit” as defined in the Confidential Offering Memorandum. Effective February 1, 2015, the management, incentive fees and incentive allocation are calculated and paid on the Master Fund level.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended March 31, 2015 was as follows:

Fiscal Year Ended
March 31, 2015
Ordinary Income	$181,163
Long-Term Capital Gain	—
Return of Capital	—
$181,163

There were no distributions for the period ended March 31, 2014.

As of March 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$861,690	$4,147	$—	$(40,911)	$—	$181,873	$1,006,799

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain from investments and accumulated net investment income (loss) is primarily attributable to the tax deferral of losses on wash sales and the Fund’s holding in DMFSF.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At March 31, 2015 MAC & Co. owned 93.48%, either directly or indirectly, of the voting securities of the Fund.

8.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there were no events or transactions requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Discretionary Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Discretionary Managed Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust III as of March 31, 2015, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the financial highlights for the period from September 3, 2013 (commencement of operations) to March 31, 2014 and for the year ended March 31, 2015. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of investments owned as of March 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Discretionary Managed Futures Strategy Fund as of March 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the period from September 3, 2013 (commencement of operations) to March 31, 2014 and for the year ended March 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

July 15, 2015

Discretionary Managed Futures Strategy Fund
EXPENSE EXAMPLES
March 31, 2015 (Unaudited)

As a shareholder of the Discretionary Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid	Expense Ratio
	10/1/14	3/31/15	During Period*	During Period+
Actual	$1,000.00	$ 1,040.70	$13.18	2.59%

Hypothetical
(5% return before expenses)	$1,000.00	$1,012.02	$12.99	2.59%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

+	Annualized.

Discretionary Managed Futures Strategy Fund
Additional Information (Unaudited)
March 31, 2015

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-985-9750; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-985-9750; and on the Commission’s website at http://www.sec.gov.

Discretionary Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day to day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	31	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	31	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	31	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)
Mark H. Taylor*** 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	131	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	31	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

3/31/15-NLFT III-V1

Discretionary Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2015

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 - 2008); and President and Manager, GemCom LLC (2004 -2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 - 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 - 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-985-9750.

3/31/15-NLFT III-V1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9750 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-985-9750.

INVESTMENT ADVISOR
Triumph Alternatives, LLC
18 West 140 Butterfield Road,
15th Floor
Oak Brook, IL 60181

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2014 – $12,500
2015 – $16,500

(b)	Audit-Related Fees
2014 – None
2015 - None

(c)	Tax Fees

2014 – $2,500

2015 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 – None

2015 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,500
2015 - $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 7/15/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 7/15/2015

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer/Principal Financial Officer

Date 7/15/2015